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                                    Exhibit B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Semi-Annual Report of Hilliard Lyons Growth Fund, Inc. (the "Company") on Form N-CSR for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph C. Curry Jr., Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 28, 2003
                                   /s/ Joseph C. Curry Jr.
                                   ----------------------------------------
                                   Joseph C. Curry Jr.
                                   Vice President & Treasurer
                                   (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                    Exhibit B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Semi-Annual Report of Hilliard Lyons Growth Fund, Inc. (the "Company") on Form N-CSR for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Allen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 28, 2003
                                 /s/ James A. Allen
                                 ----------------------------------------
                                 James A. Allen
                                 President and Chief Executive Officer
                                 (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.